Exhibit 99.13

                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                  OCTOBER 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-6

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.  Mortgage Loan Information:

     1.   Aggregate Scheduled Monthly Payments:

          (a)  Principal  ..............................$             264,742.60
          (b)  Interest  ...............................$           2,580,628.00
          (c)  Total  ..................................$           2,845,370.60

     2. Aggregate Monthly Payments Received and Monthly Advances made this month:

          (a)  Principal  ..............................$             264,742.60
          (b)  Interest  ...............................$           2,504,403.34
          (c)  Total  ..................................$           2,769,145.94

     3.   Aggregate Principal  Prepayments in part received and applied in prior
          month:  ......................................$              87,796.16

     4.   Aggregate Principal Prepayments in full received in prior month:

          (a)  Principal  ..............................$           4,911,103.38
          (b)  Interest  ...............................$              28,588.79
          (c)  Total  ..................................$           4,939,692.17

     5. Aggregate Insurance Proceeds (including purchases of Mortgage Loans by primary mortgage insurers) for prior month:

          (a)  Principal  ..............................$                   0.00
          (b)  Interest  ...............................$                   0.00
          (c)  Total  ..................................$                   0.00

     6.   Aggregate Liquidation Proceeds for prior month:

          (a)  Principal  ..............................$                   0.00
          (b)  Interest  ...............................$                   0.00
          (c)  Total  ..................................$                   0.00

     7.   Aggregate Purchase Prices for Defaulted and Modified Mortgage Loans:

          (a)  Principal  ..............................$                   0.00
          (b)  Interest  ...............................$                   0.00
          (c)  Total  ..................................$                   0.00

     8.   Aggregate   Purchase  Prices  (  and  substitution   adjustments)  for
          Defective Mortgage Loans:

          (a)  Principal  ..............................$                   0.00
          (b)  Interest  ...............................$                   0.00
          (c)  Total  ..................................$                   0.00

     9.  Pool Scheduled Principal Balance:  ............$         381,099,632.02

     10.  Available Funds:  ............................$           7,796,634.27

     11.  Realized Losses for prior month: .............$                   0.00

     12. Aggregate Realized Losses and Debt Service Reductions:

         (a) Deficient Valuations: .....................$                   0.00
         (b) Special Hazard Losses: ....................$                   0.00
         (c) Fraud Losses: .............................$                   0.00
         (d) Excess Bankruptcy Losses: .................$                   0.00
         (e) Excess Special Hazard Losses: .............$                   0.00
         (f) Excess Fraud Losses: ......................$                   0.00
         (g) Debt Service Reductions: ..................$                   0.00

     13.  Compensating Interest Payment: ...............$               4,689.47

     14.    Accrued  Certificate   Interest,   Unpaid  Class  Interest
            Shortfalls and Pay-out Rate:

      Class 6-A1.......$          326,850.24      $   66.85          7.49846634%
      Class 6-A2.......$          169,665.30      $   34.70          7.49846641%
      Class 6-A3.......$           50,083.51      $   10.24          7.49846687%
      Class 6-A4.......$          355,461.19      $   72.70          7.49846629%
      Class 6-A5.......$           37,499.24      $    7.67          7.49846703%
      Class 6-A6.......$          248,474.36      $   50.82          7.49846646%
      Class 6-A7 ......$           12,041.29      $    2.46          7.49846809%
      Class 6-A8 ......$          123,557.06      $   25.27          7.49846614%
      Class 6-A9 ......$           23,001.33      $    4.70          7.49846739%
      Class 6-A10 .....$           61,526.15      $   12.58          7.49846667%
      Class 6-A11 .....$                0.00      $    0.00          0.00000000%
      Component A11A ..$                0.00      $    0.00          0.00000000%
      Component A11B ..$                0.00      $    0.00          0.00000000%
      Class 6-A12 .....$              365.38      $    0.07          7.49857111%
      Class 6-A13 .....$           89,387.97      $   18.28          7.49846655%
      Class 6-A14 .....$                0.00      $    0.17          0.00000000%
      Class 6-A15 .....$           55,006.71      $   11.25          7.49846607%
      Class 6-A16 .....$          141,063.83      $   28.85          7.14853807%
      Class 6-A17 .....$          471,612.66      $   96.46          7.24851737%
      Class 6-A18 .....$          139,006.21      $   28.43          8.99815959%
      Class 6-PO ......$                0.00      $    0.00          0.00000000%
      Class 6-M........$           37,494.26      $    7.67          7.49846538%
      Class 6-B1.......$           24,996.18      $    5.11          7.49846800%
      Class 6-B2.......$           18,747.13      $    3.83          7.49846663%
      Class 6-B3.......$           12,498.04      $    2.56          7.49843985%
      Class 6-B4.......$            3,749.37      $    0.77          7.49835958%
      Class 6-B5.......$            8,748.70      $    1.79          7.49847298%
      Class 6-S........$          121,302.91      $   24.10          0.39614828%
      Class 6-R........$                0.00      $    0.00          0.00000000%

     15.  Accrual Amount:

          Class A11A Component................... $         0.00
          Class A11B Component................... $         0.00
          Class A14 Component.................... $       853.13

               16. Principal distributable:

     Class 6-A1.......$     1,129,807.56     Class 6-A14.....$           0.00
     Class 6-A2.......$             0.00     Class 6-A15.....$           0.00
     Class 6-A3.......$             0.00     Class 6-A16.....$     511,477.52
     Class 6-A4.......$        38,970.33     Class 6-A17.....$   1,686,414.72
     Class 6-A5.......$             0.00     Class 6-A18.....$     400,413.42
     Class 6-A6.......$     1,072,059.03     Class 6-PO......$         366.90
     Class 6-A7.......$             0.00     Class 6-M.......$       4,110.61
     Class 6-A8.......$        13,545.95     Class 6-B1......$       2,740.41

     Class 6-A9.......$             0.00     Class 6-B2......$       2,055.31
     Class 6-A10......$       398,939.96     Class 6-B3......$       1,370.20
     Class 6-A11......$             0.00     Class 6-B4......$         411.06
     Component-A11A...$             0.00     Class 6-B5......$         959.15
     Component-A11B...$             0.00     Class 6-R.......$           0.00
     Class 6-A12......$           853.13
     Class 6-A13......$             0.00

     17.  Additional  distributions  to the Class 6-R  Certificate  pursuant  to
          Section 4.01(b):...................................$           0.00

     18.  Certificate Interest Rates of:

          Class 6-S Certificates:....................       0.396148%

B.  Other Amounts:

     1.  Senior Percentage for such Distribution Date: ............. 95.595048%

     2.  Category A-Senior Percentage for such Distribution Date: .. 68.571973%

     3.  Category B-Senior Percentage for such Distribution Date: .. 19.761196%

     4.  Category C-Senior Percentage for such Distribution Date: ..  7.261878%

     5.  Category A-Percentage for such Distribution Date: ......... 71.731722%

     6.  Category B-Percentage for such Distribution Date: ......... 20.671778%

     7.  Category C-Percentage for such Distribution Date: .........  7.596500%

     8.  Group I Senior Percentage for such Distribution Date: ..... 71.975723%

     9.  Category A-Group I Senior Percentage for such
         Distribution Date: ........................................ 53.832878%

     10. Category B-Group I Senior Percentage for such
         Distribution Date: ........................................ 14.637938%

     11. Category C-Group I Senior Percentage for such
         Distribution Date: ........................................  3.504907%

     12. Category C-Group I Scheduled Distribution Percentage for such
         Distribution Date: ........................................  7.261878%

     13. Group II Senior Percentage for such Distribution Date: .... 23.619325%

     14. Category A-Group II Senior Percentage for such
         Distribution Date: ........................................ 14.739095%

     15. Category B-Group II Senior Percentage for such
         Distribution Date: ........................................  5.123258%

     16. Category C-Group II Senior Percentage for such
         Distribution Date: ........................................  3.756971%

     17. Category  C-Group II Scheduled  Distribution  Percentage
         for such Distribution Date: ...............................  0.000000%

     18. Senior Prepayment Percentage for such Distribution Date: ..100.000000%

     19. Category A-Senior Prepayment Percentage for such
         Distribution Date: ........................................ 71.731722%

     20. Category B-Senior Prepayment Percentage for such
         Distribution Date: ........................................ 20.671778%

     21. Category C-Senior Prepayment Percentage for such
         Distribution Date: ........................................  7.596500%

     22. Group I Senior Prepayment Percentage for such
         Distribution Date: ........................................100.000000%

     23. Category A-Group I Senior Prepayment Percentage for such
         Distribution Date: ........................................ 71.731722%

     24. Category B-Group I Senior Prepayment Percentage for such
         Distribution Date: ........................................ 20.671778%

     25. Category C-Group I Senior Prepayment Percentage for such
         Distribution Date: ........................................  7.596500%

     26. Group II Senior Prepayment Percentage for such
         Distribution Date: ........................................  0.000000%

     27. Category A-Group II Senior Prepayment Percentage for such
         Distribution Date: ........................................  0.000000%

     28. Category B-Group II Senior Prepayment Percentage for such
         Distribution Date: ........................................  0.000000%

     29. Category C-Group II Senior Prepayment Percentage for such
         Distribution Date: ........................................  0.000000%

     30. Junior Percentage for such Distribution Date: .............  4.404952%

     31. Junior Prepayment Percentage for such Distribution Date: ..  0.000000%

     32. Subordinate Certificate Writedown Amount for such
         Distribution Date: ........................................$      0.00

     33. Prepayment Distribution Triggers satisfied:

                                         YES               NO
                                         ---               --
          Class 6-B1.......               X
          Class 6-B2.......               X
          Class 6-B3.......               X
          Class 6-B4.......               X
          Class 6-B5.......               X

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                         GE CAPITAL MORTGAGE SERVICES, INC.



                                         By:    /s/ Karen Pickett
                                         ----------------------------------
                                         Name:     Karen Pickett
                                         Title:    Vice-President,
                                                   Investor Operations